SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of
             earliest event reported)  May 20, 1998
                                      --------------


                The Bank of New York Company, Inc.
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      (Exact name of registrant as specified in its charter)


     New York                1-6152              13-2614959
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 (State or other          (Commission          (IRS Employer
   jurisdiction           File Number)       Identification No.)
 of incorporation)


   48 Wall Street, New York, New York                10286
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 (Address of principal executive offices)          (Zip Code)


          Registrant's telephone number,
          including area code                (212) 495-1784
                                          --------------------


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 (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

           On May 20, 1998 The Bank of New York Company, Inc. (the "Corporation") announced that it has withdrawn its proposal to merge with Mellon Bank Corporation which proposal (the "Proposed Merger") is described in the Corporation's Current Report on Form 8-K filed on April 22, 1998. The Corporation also announced that it was resuming, with immediate effect, its stock buyback program which was suspended on April 22, 1998 in connection with the Proposed Merger.

           A copy of a news release (the "News Release") relating to the withdrawal of the Proposed Merger is being filed as Exhibit (99)(a) to this report and is incorporated herein by reference.


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


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)  Financial Statements.

                Not applicable.

           (b)  Pro Forma Financial Information.

                Not applicable.

           (c)  Exhibits.

                (99)(a)   The News Release.



                            SIGNATURES

           Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 20, 1998         By:   /s/ Jacqueline R. McSwiggan
                               ---------------------------------
                                 Name:  Jacqueline R. McSwiggan
                                 Title: Assistant Secretary



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


                           EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

(99)(a)                            The News Release.





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